EXHIBIT 10.10

                           PURCHASE AND SALE AGREEMENT

         This PURCHASE AND SALE AGREEMENT (this "Agreement") is dated as of August 16, 2001, by and between Merchants Broadcasting Systems of Southwest Georgia, a Georgia Corporation ("Seller") and Worldwide PetroMoly, Inc. d/b/a Small Town Radio, a Georgia corporation, and any subsidiary thereof as designated by Worldwide PetroMoly ("Buyer").

                                   WITNESSETH

         WHEREAS, Seller owns and operates radio station WBBK-FM & AM licensed to Blakely, GA and WGMK-FM, WSEM AM licensed to Donalsonville, GA (the "Station"), and holds the licenses and authorizations issued by the FCC for the operation of the Station (the "Licenses").

         WHEREAS, Buyer desires to acquire certain assets of the Station set forth in Schedule 1, attached hereto, including the Licenses (collectively, the "Assets") and Seller is willing to convey the Assets to Buyer.

         WHEREAS, the acquisition of the Assets is subject to prior approval of the FCC.

         NOW, THEREFORE, in consideration of the mutual covenants and premises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:



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         1. Sale and Purchase of Assets. On and subject to the terms and conditions set forth herein, at the Closing (as hereinafter defined) Seller will sell, transfer, convey, assign and deliver to Buyer, and Buyer will purchase and acquire from Seller all of Seller's right, title and interest in, to, and under, the Assets.

         2. Limited Assumption of Liabilities. Seller acknowledges and agrees that, except as provided below, Buyer will not assume any leases, contracts, customer claims or any other liability of Seller. However, on and subject to the terms and conditions set forth herein, at the Closing Buyer will assume the liabilities set forth in Schedule 2 hereto (the "Liabilities"). The omission of any obligation or liability from Schedule 2 shall be deemed an affirmative agreement by the parties hereto that such obligation or liability shall not be assumed by Buyer.

         3. Purchase Price. The purchase price for the Assets to be paid by Buyer to Seller shall be the assumption of the Liabilities and the payment set forth on Exhibit A.

         4. Closing. Subject to the satisfaction of the conditions contained in this Agreement, the consummation of the transactions described herein shall take place at the closing (the "Closing") to be held at the offices of Paul Hastings Janofsky and Walker LLP in Atlanta, GA, December 15, 2001, 10:00 am, or as soon as practicable after all Closing Conditions set forth in Sections 5 and 6 hereof have been either fulfilled or waived, but in no event later than January 31, 2002.


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         5. Buyer's Closing Conditions. Buyer's obligations to consummate the transactions contemplated herein are subject to the fulfillment on or prior to the Closing of all of the conditions set forth below, any of which may be waived in whole or part by Buyer:

         (a) Representations and Warranties Correct. The representations and warranties made by Seller in Section 7 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the date of Closing.

         (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by Seller on or prior to the Closing shall have been performed or complied with in all material respects.

         (c) Closing Deliveries. Seller shall have delivered to Buyer those items listed in Section 8(a).

         (d) FCC Approval: The FCC shall have given its consent in writing to the assignment of the Licenses by Seller to Buyer, as contemplated by this Agreement and such consent shall have become a final order, free of any special conditions adverse to Buyer.

         (e) Other Governmental Approval. The approval of such other federal or state agencies, including taxing authorities, as are desirable to consummate the purchase of the Assets shall have been obtained in writing.


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         (f) Due Diligence. Buyer shall have completed its due diligence review of the assets to Buyer's complete satisfaction.

         (g) Approval of Buyer's Board of Directors. The Board of Directors of Buyer shall have approved of and consented to the consummation of the transactions contemplated by this Agreement.

         6. Seller's Closing Conditions. Seller's obligations to consummate the transactions contemplated herein are subject to the fulfillment on or prior to the Closing of all of the conditions set forth below, any of which may be waived in whole or part by Seller:

         (a) Closing Deliveries. Buyer shall have delivered to Seller those items listed in Section 8(b).

         (b) No Objections. No federal or state agency or self-regulatory organization shall have objected in writing to the consummation of the transactions hereunder.

         7. Representations, Warranties and Covenants of Seller. Seller hereby represents, warrants to and covenants with Buyer that:

         (a) this Agreement has been duly and validly executed by Seller and constitutes a legal, valid and binding obligation of Seller enforceable in accordance with its terms;

         (b) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate or conflict with any statute, law, ordinance or regulation, or any judgment, order, writ or decree of any court or agency applicable to Seller or any of its assets;

         (c) except for FCC consent needed for the transfer of the Licenses, no waiver, permit, consent, authorization or approval of, or form, and no registration, filing or notice with or to any third party, including any governmental authority, regulatory body of the United States or of any state or self regulatory organization, is required to be obtained or made by Seller to consummate the transactions contemplated hereby;

         (d) Seller has good, marketable and valid title to all of the Assets free and clear of all liens, including liens for taxes, and including the right to transfer same.

         (e) Seller shall inform Buyer immediately if any representation, warranty, covenant, or agreement contained in this section is no longer accurate or has been breached, as the case may be.

         8. Closing Deliveries.

         (a) At the Closing, Seller shall deliver to Buyer an executed Bill of Sale in the form attached hereto as Exhibit B and a certificate stating that the warranties and representations made herein are true and complete as of the Closing.


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         (b) At the Closing, Buyer shall deliver to Seller a cashier check or wire transfer made payable to Seller in the amount set forth on Exhibit A.

         9. Further Assurances. The parties agree to execute such further instruments and to cooperate with each other and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

         10. Books and Records. Prior to the Closing Sellers shall provide Buyer and its professional representatives free and full access to or copies of the records and other documents of or relating to the Assets as Buyer shall reasonably request, and shall have their representatives provide such additional information pertaining thereto as reasonably requested by Buyer.

         11. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to its conflict of law principles.

         12. Schedules and Exhibits. Each party hereto agrees that each Schedule and Exhibit attached hereto is incorporated by reference herein and made a part hereof hereby.

         13. Confidentiality. Except such disclosure as may be required of Buyer as a publicly-traded company, the parties agree that the existence of this Agreement, and the information contained in this Agreement, is confidential and that each party shall exercise no less than the same degree of care to safeguard the confidentiality of the information in this Agreement as it would exercise to safeguard the confidentiality of its other confidential data and information and shall not to use the confidential information for any purpose other than the implementation and enforcement of this Agreement.

         14. Miscellaneous. This Agreement constitutes the entire understanding of the parties concerning the matters set forth herein and cancels and supersedes all previous agreements and understandings, whether written or oral.


                            [Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

SMALL TOWN RADIO, INC.                 [SELLER]

By:      /s/ Don Boyd                           By:   /s/
   ------------------------------                   -------------------------
Name:    Don Boyd                               Name:
Title:   President                              Title:

         WITNESS                                WITNESS

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                                   SCHEDULE 1

                                     Assets






















                        [If these Assets include real estate, a warranty deed will be delivered at Closing.]

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                                   SCHEDULE 2

                               Assumed Liabilities










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                                    EXHIBIT A

                           Terms of Purchase and Sale


PURCHASE PRICE: $800,000 cash at closing. A 6-year note of $550,000 at 7% interest. Total purchase price of $1,350,000. The aforesaid note of $550,000 bearing interest of 7% per annum shall be payable at the rate of $9,376.95 per month beginning on the 1st of the month after closing and continuing on the first of each month thereafter until debt is paid in full. This note shall be secured by a first lien on all assets transferred to Buyer by Seller and shall be perfected by appropriate security deeds financing statements and other documents.

A five-year Employment Agreement with Gil Kelley, Jr. as Community Coordinator at a rate of $36,000 per year effective date of closing.

LIQUIDATED DAMAGES:

         A) Buyer shall deliver $70,000 in cash or by delivery of a non-recourse note secured by a pledge of 500,000 restricted shares of Worldwide PetroMoly (MOLY) held by CFO Robert S. Vail including an executed stock transfer power from Robert S. Vail enabling transfer to the seller in escrow with an agent mutually agreeable to both parties no later than the day of filing for transfer of license with the FCC or by September 15, 2001.

         B) The parties intending to be bound and pursuant to O.C.G.A.
Section 13-6-7. Hereto recognize that if Buyer defaults in its obligation hereunder determining Seller's damages could be difficult; therefore, all stock held in escrow shall be retained by Seller as liquidated damages with Seller having full rights to sell the stock per SEC restrictions and regulations. Buyer shall then be released from all liability or obligation hereunder and no other remedy shall be available to any Party for Buyer's breach of this Contract.

         C) In those cases where Buyer is permitted herein to rescind this Contract, notice of such rescission shall be in writing. And on giving such notice, Buyer shall receive an immediate refund of all stock held in escrow, and thereafter the Parties shall have no further liability or obligation to, or remedy against each other.

         This contract expires unless signed and received by 5:00pm EST Friday August 17, 2001.






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                                    EXHIBIT B

                      [Form of Bill of Sale and Assignment]

         THIS BILL OF SALE AND ASSIGNMENT (the "Assignment"), dated as of July 31, 2001, is made by Merchants Broadcasting Systems of Southwest Georgia, a Georgia Corporation ("Seller"), in favor of Small Town Radio, Inc. ("Buyer").

                              W I T N E S S E T H:

         WHEREAS, Buyer and Seller have entered into a Purchase and Sale Agreement, dated as of August 1 2001 (the "Agreement"), pursuant to which Seller has agreed to sell, transfer and assign to Buyer, and Buyer has agreed to purchase from Seller, all right, title and interest in and to the Assets owned by Seller, as set forth in Schedule 1 to the Agreement and this Assignment (capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement);

         WHEREAS, Seller owns and controls one hundred percent (100%) of the Assets, without restriction or limitation other than those governmental restrictions or limitations generally applicable to assets of the same type.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller, intending to be legally bound hereby, agrees and covenants as follows:

Section 1. Assignment. Seller does hereby irrevocably and unconditionally grant, sell, convey, assign, transfer, set over to, vest in and deliver to Buyer all right, title and interest, legal and equitable, of Seller in and to the Assets, free and clear of all liens and subject to the other terms and conditions set forth herein. Seller hereby constitutes and appoints Buyer, its successors and assigns, as Seller's true and lawful attorney and attorneys, with full power of substitution in Seller's name and stead, but on behalf and for the benefit of Buyer, its successors and assigns, to demand and receive the Assets, and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time institute and prosecute in Seller's name, or otherwise, at the expense to the extent provided in the Agreement and for the benefit of Buyer, its successors and assigns, any and all proceedings at law, in equity or otherwise, or before any governmental body or regulatory authority that Buyer, its successors and assigns may deem proper for the collection or reduction to possession of the Assets or the enforcement of any claim or right of any kind hereby granted, sold, conveyed, assigned, transferred, set over or vested, or intended so to be, and to do all acts and things in relation to the Assets which Buyer, its successors or assigns shall deem reasonably desirable.

Section 2. Further Assurances. Seller owns and controls one hundred percent (100%) of the Assets without restriction or limitation other than those governmental restrictions or limitations generally applicable to assets of the same type. Seller hereby covenants and agrees that, at any time and from time to time after the delivery of this Assignment, Seller, its successors and assigns will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, any and all such further acts, conveyances, transfers, assignments, powers of attorney, assurances and documents which Buyer may reasonably require to more effectively grant, sell, convey, assign, transfer, set over to or vest in Buyer the License or to carry into effect the intent and purposes of this Assignment and the transactions contemplated hereby.

Section 3. Amendment and Modification; Waiver. This Assignment may be amended, modified and supplemented by written instrument authorized and executed by Buyer and Seller at any time with respect to any of the terms contained herein. No waiver by Buyer of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by Buyer. The waiver by Buyer of a breach of any provisions of this Assignment shall not operate or be construed as a waiver of any other or subsequent breach.

Section 4. No Third-Party Beneficiaries. This Assignment is for the sole and exclusive benefit of Buyer and its respective successors and assigns and nothing herein, express or implied, is intended or shall be construed to confer upon or give to any person, firm or corporation other than Buyer and its respective successors and assigns any rights, remedies or claims under, or by any reason of, this Assignment or any terms, covenants or conditions hereof.



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Section 5. GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO SUCH STATE'S LAWS AND PRINCIPLES REGARDING THE CONFLICT OF LAWS.

Section 6. Construction. This Assignment is subject to the provisions of the Agreement. Neither the making nor the acceptance of this Assignment nor any provision hereof shall restrict or otherwise modify the provisions of the Agreement or the rights and obligations of the parties thereunder or constitute a waiver or release by any of the parties to the Agreement of any liabilities, duties or obligations imposed upon any party by the provisions of the Agreement. If any conflict exists between the terms of this Assignment and the terms of the Agreement, the terms of the Agreement shall govern and control.

Section 7. Headings. The headings of this Assignment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Assignment.

         This Assignment is being executed by the Seller and shall be binding upon the Seller, its successors and assigns, for the uses and purposes set forth and referred to above, and shall be effective as of the date and year first above-stated.



Merchants Broadcasting Systems of Southwest Georgia


By:        /s/
         --------------------------------------------
Name:
Title: